Supplement to the
Fidelity® SAI Municipal Money Market Fund
May 30, 2024
Prospectus

Effective October 2, 2024, the following information replaces similar information found in the "Fund Summary" section under the "Principal Investment Risks" heading.
You could lose money by investing in the fund. Because the share price of the fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The fund may impose a fee upon the sale of your shares. The fund generally must impose a fee when net sales of fund shares exceed certain levels. An investment in the fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Fidelity Investments and its affiliates, the fund's sponsor, is not required to reimburse the fund for losses, and you should not expect that the sponsor will provide financial support to the fund at any time, including during periods of market stress.
Effective October 2, 2024, the following information supplements information found in the "Fund Summary" section under the "Purchase and Sale of Shares" heading.
In addition, the fund generally must impose a mandatory liquidity fee when net sales of fund shares exceed certain levels.
Effective October 2, 2024, the following information supplements information found in the "Shareholder Information" section under the "Additional Information about the Purchase and Sale of Shares" heading.
In addition, the fund generally must impose a mandatory liquidity fee when net sales of fund shares exceed certain levels.
Effective October 2, 2024, the following information supplements information found in the "Shareholder Information" section under the "Special Limitations Affecting Redemptions" heading.
Mandatory Liquidity Fees
The fund must impose a mandatory liquidity fee if the fund experiences net redemptions that exceed 5% of the fund's net assets on a single day (or such smaller amount as the fund's Board of Trustees (or its delegate) determines), based on flow information available within a reasonable period after the last computation of the fund's NAV on that day.  Once the fund's net redemptions exceed such threshold, the fund must apply the liquidity fee to all shares redeemed at a price computed on that day.
The fee amount is based on a good faith estimate, supported by data, of the costs the fund would incur if it sold a pro rata amount of each security held in its portfolio to satisfy the amount of net redemptions.  The calculation must consider spread and other transaction costs, and, for holdings that are not daily or weekly liquid assets, market impact costs.
The amount of the fee is not subject to an upper limit. If the fund cannot make a good faith estimate of its liquidity costs, a default mandatory liquidity fee of 1% applies.  The fund is not required to apply a mandatory liquidity fee if the amount of the fee is less than 0.01% of the value of the shares redeemed.
The following information replaces similar information found in the "Shareholder Information" section under the "Tax Consequences" heading.
Redemptions from the fund may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive (net of any liquidity fees imposed) when you sell them.
OMM-PSTK-0724-101 1.9912430.101	July 30, 2024